Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring Charges

Note 12—Restructuring charges

Restructuring charges are recorded as a separate line on the income statement and reported in the Other segment as they are corporate initiatives and not directly related to the operating performance of the businesses. The aggregate restructuring charge is included in the merger and integration, litigation and restructuring charges expense category on the income statement. Severance payments are primarily paid over the salary continuance period in accordance with the separation plan.

Operational excellence initiatives

In 2011, we announced our operational excellence initiatives which include an expense reduction initiative impacting approximately 1,500 positions or approximately 3% of our global workforce, as well as additional initiatives to transform operations, technology and corporate services that will increase productivity and reduce the growth rate of expenses. We recorded a pre-tax restructuring charge of $107 million related to the operational excellence initiatives in 2011. This charge was comprised of $78 million of severance costs and $29 million primarily for operating lease-related items and consulting costs. In 2012, we recorded a net recovery of $2 million associated with the operational excellence initiatives. The net recovery in 2012 reflects additional severance charges and a lease restructuring, which were more than offset by a gain on the sale of a property. The following table presents the activity in the restructuring reserve related to the operational excellence initiatives through Dec. 31, 2012.

Operational excellence initiatives 2011 – restructuring reserve activity
(in millions)	Severance	Other	Total
Original restructuring charge	$78	$29	$107
Utilization	(4)	(29)	(33)
Balance at Dec. 31, 2011	74	-	74
Net additional charges (net recovery/gain)	55	(57)	(2)
Utilization	(37)	57	20
Balance at Dec. 31, 2012	$92	$-	$92

The table below presents the restructuring charge if it had been allocated by business.

Operational excellence initiatives 2011 – restructuring charge (recovery) by business			Total charges since inception
(in millions)	2012	2011
Investment Management	$31	$17	$48
Investment Services	19	41	60
Other segment (including Business Partners)	(52)	49	(3)
Total restructuring charge (recovery)	$(2)	$107	$105

Global location strategy

The 2009 global location strategy focused on migrating positions to our global growth centers. In 2012, we recorded a recovery of $12 million associated with the global location strategy. The global location strategy program was substantially complete at Dec. 31, 2012.

The following table presents the activity in the restructuring reserve related to the global location strategy through Dec. 31, 2012.

Global location strategy 2009 – restructuring reserve activity
(in millions)	Severance	Asset write-offs/ other	Total
Original restructuring charge	$102	$37	$139
Additional charges	29	6	35
Utilization	(50)	(24)	(74)
Balance at Dec. 31, 2010	81	19	100
Net (recovery)	(15)	-	(15)
Utilization	(39)	(8)	(47)
Balance at Dec. 31, 2011	27	11	38
Net (recovery)	(12)	-	(12)
Utilization	(14)	-	(14)
Balance at Dec. 31, 2012	$1	$11	$12

The table below presents the restructuring charge if it had been allocated by business.

Global location strategy 2009 – restructuring charge (recovery) by business				Total charges since inception
(in millions)	2012	2011	2010
Investment Management	$(1)	$-	$15	$54
Investment Services	(12)	(18)	26	64
Other segment (including Business Partners)	1	3	(6)	29
Total restructuring charge (recovery)	$(12)	$(15)	$35	$147